SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2004

CAPITAL TITLE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9396	87-0399785
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

14648 N. Scottsdale Road, Suite 125	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 624-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant in any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On August 24, 2004, the Registrant issued a news release announcing that its Board of Directors declared a quarterly cash dividend of $.02 per common share. The quarterly cash dividend is payable on October 8, 2004 to shareholders of record on September 14, 2004. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(c)	EXHIBITS

99.1	News release of Capital Title Group, Inc., dated August 24, 2004.(*)

(*)	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL TITLE GROUP, INC.

By:	/s/ Mark C. Walker	Dated: August 25, 2004
Mark C. Walker
Chief Financial Officer,
Secretary and Treasurer

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